Exhibit 99.1 Investor Presentation May 2018 Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, statements regarding the effect of The Tax Cuts and Jobs Act on Trinity's financial results, any non-cash tax benefits from the remeasurement of Trinity's net deferred tax liabilities, the anticipated separation of Trinity into two separate public companies, the expected timetable for completing the spin-off transaction, whether or not the spin-off transaction occurs, future financial and operating performance of each company, benefits and synergies of the spin-off transaction, strategic and competitive advantages of each company, future opportunities for each company and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There is no assurance that the proposed spin-off transaction will be completed, that the Company's Board of Directors will continue to pursue the proposed spin-off transaction (even if there are no impediments to completion), that the Company will be able to separate its businesses, or that the proposed spin-off transaction will be the most beneficial alternative considered. Forward looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, as well as any changes in or abandonment of the proposed separation or the ability to effect the separation and satisfy the conditions to the proposed separation, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Company's Annual Report on Form 10-K for the most recent fiscal year, and as may be revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 2

Agenda I. Trinity Industries, Inc. Overview Today II. Overview and Rationale for Planned Spin-off III. Spin-off Timeline and Progress Report IV. Appendix 3

I. Trinity Industries, Inc. Overview Today

- Trinity Industries, Inc. is a diversified industrial company that owns complementary market-leading businesses providing products and services to the energy, chemical, agriculture, transportation, and construction sectors

- Trinity operates through five business segments:
  - Rail Group
  - Railcar Leasing and Management Services Group ("Leasing")
  - Inland Barge Group
  - Construction Products Group ("CPG")
  - Energy Equipment Group ("EEG")

- The Company serves its customers through manufacturing facilities located in North America and had approximately 15,605 employees at the end of 2017

- Total Revenue and EBITDA for LTM 03/18 was $3.6 billion and $839 million, respectively



External Revenue by Business Group[1]



$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Revenue
($mm)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
EPS
2009 (2)
2010
2011
2012
2013
2014
2015
2016
2017 (3)
LTM 03/18 (3)
Rail Group
Leasing
Barge
CPG
EEG
All Other
EPS, Total Company-Diluted (3)

All share and per share information has been retroactively adjusted to reflect the 2-for-1 stock split effective in June 2014.

Please see Footnotes on Slide 29.

TRINITY INDUSTRIES, INC.
4

Leading Market Positions in North America Rail Group  Leading manufacturer of railcars  Leading manufacturer of railcar axles  Leading manufacturer of railcar coupling devices Railcar Leasing and  Leading provider of railcar leasing and management Management Services services Group Inland Barge Group  Leading manufacturer of inland barges and fiberglass barge covers in the United States Construction Products  Leading full-line manufacturer of highway guardrail and Group crash cushions in the United States  Leading producer and distributor of lightweight and natural construction aggregates in certain regions in the United States Energy Equipment  Leading manufacturer of structural wind towers  Group Leading manufacturer of storage and distribution containers and tank heads for pressure and non- pressure vessels  Leading manufacturer of steel utility structures for electricity transmission and distribution 5

Diversified Portfolio of Businesses PAST (FY 2000) Elevating Our Financial Performance PRESENT (LTM 03/18) Total Revenues = $2.7 B Total Revenues = $3.6 B Calendar Year EPS $5.50 $4.50 Revenue $3.50 Revenue $2.50 $1.50 $0.50 0% 13% -$0.50 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 LTM (3) (4) 03/18 33% (4) 10% Operating Operating We strive to outperform prior cyclical peaks Profit (1) Profit (1) with higher EPS and better returns; raise the earnings floor; and improve balance sheet strength during cyclical downturns 44% Rail Leasing CPG EEG Barge (2) (2) (2) (2) Please see Footnotes on Slide 29. 6

Flexible and Cost-Effective Manufacturing Flexibility Trinity's manufacturing flexibility across products enhances our ability to opportunistically respond to changes in market demand Cost-Effective Trinity’s manufacturing scale, vertical integration, and presence in the Southern U.S. and Mexico provides cost effective benefits across multiple business segments In recent years, Trinity has invested significantly in its manufacturing footprint establishing a strong manufacturing platform and ability to respond to changes in market demand 7

Seasoned Performer Across Market Conditions . Incorporated in 1933 with a strong corporate culture and commitment to Company values . Seasoned management team knows how to assess the market, proactively plan for cycles and quickly adapt to changing market conditions . Cost-effective and flexible manufacturing footprint is a competitive advantage for many of our product lines . Significant liquidity position of approximately $2.0 billion and a strong balance sheet at quarter end March 31, 2018 . Track record of maintaining a healthy liquidity position across the business cycle 8

Healthy Financial Position to Complete Spin-off As of 03/31/18 Balance Sheet Debt ~ $3.3 B(1) Recourse Debt Working Capital Senior Notes(1) $400 Convertible Subordinated Notes(1, 3) 449 Capital Leasing Obligations(1) 27 Total Recourse $876 mm Maintain a Non-Recourse Leasing Debt(2) Capital Warehouse Facility(1) $155 conservative and Expenditures Long-term Financings: liquid balance Wholly-Owned(1) 872 Partially-Owned(1) 1,354 sheet to be Total Non-Recourse Leasing $2,381 mm attractively positioned to Available Liquidity ~ $2.0 B capitalize on Acquisitions Cash, Cash Equivalents, opportunities & Short Term Marketable Securities $846 Corporate Revolver Availability 521 Warehouse Availability 596 Total Available Liquidity $1,963 mm Shareholder Equity ~ $4.8 B Distributions Please see Footnotes on Slide 29. 9

Financial Highlights

LTM 03/18 vs. LTM 03/17[1]

- Revenues decreased 15.4% to $3.62 billion from $4.28 billion
- Operating profit decreased 23.7% to $405.1 million from $530.7 million[2]
- EBITDA decreased 11.4% to $839.1 million from $947.3 million
- Earnings per common diluted share decreased 22.0% to $1.49 from $1.91 per diluted share[6]

Trinity's EPS Summary FY 2009 – LTM 03/18[3]


$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0.67
$0.43
$0.88
$1.59
$2.38
$4.19
$5.08
$2.25
$1.52
$1.49
2009 (4)
2010 (5)
2011
2012
2013
2014
2015
2016
2017 (6)
LTM 03/18 (6)

Call of Convertible Subordinated Notes

On April 23, 2018, Trinity announced that it has given notice of its election to redeem all of the outstanding $449 million Convertible Subordinated Notes due 2036 on June 1, 2018. Trinity is required to settle the par amount in cash and has the option to settle the conversion payment in cash, stock or a combination. Trinity intends to make the entire conversion payment based on the average settlement period solely in cash funded with a combination of cash on hand and proceeds from one of more debt financing transactions on a non-recourse basis. For more details, please refer to the press release and 8K filing of the same date.

Trinity's EBITDA Summary FY 2009 – LTM 03/18[7]


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
($mm)
$443
$470
$612
$774
$989
$1,502
$1,713
$1,032
$851
$839
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM 03/18

Please see Footnotes on Slide 29.

TRINITY INDUSTRIES, INC.
10

FY 2018 Guidance and Outlook *(As of April 26, 2018)*

Total Company	Total EPS:	~ $0.95 - $1.20
	EPS, excluding spin-off transaction costs:	~ $1.20 - $1.40
	Corporate expense, excluding spin-off transaction costs:	~ $130 - $150mm
	Spin-off transaction costs:	~ $30 - $35mm
	Tax rate, excluding spin-off transaction costs:	~ 24%
	Manufacturing & Corporate CapEx:	~ $100 - $150mm
	Interest Expense, net:	~ $165mm
 **Rail Group**	Revenue:	~ $2.2B
	Operating margin:	~ 8.0%
	Railcar deliveries:	~ 20,500
	Revenue elimination from sales to Leasing Group:	~ $860mm
	Operating profit elimination from Sales to Leasing Group:	~ $95mm
 **Leasing Group**	Leasing and management revenues:	~ $720mm
	Leasing and management operating profit:	~ $290mm
	Proceeds from sales of leased railcars: (not included in above revenues and operating profit)	~ $350mm
	Net investment in lease fleet:	~ $520mm
 **Inland Barge Group**	Revenue:	~ $155mm
	Operating margin:	~ 0.0%
 **Construction Products Group**	Revenue:	~ $545mm
	Operating margin:	~ 13.0%
 **Energy Equipment Group**	Revenue:	~ $875mm
	Operating margin:	~ 8.5%

Any forward-looking statements made by the Company speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

TRINITY INDUSTRIES, INC.
11

II. Overview and Rationale for Planned Spin-Off 12

Spin-off of Infrastructure-Related Businesses • On December 12, 2017, Trinity Industries announced a plan to pursue the spin-off of its infrastructure-related businesses to shareholders • Transaction is expected to result in two separate public companies that will benefit from: – Leading positions in their respective industries – Strong cash flow generation – Compelling growth opportunities • Separation is planned as tax-free spin-off to shareholders for U.S. federal income tax purposes • Expected to be completed in the fourth quarter of 2018 13

Strategic Rationale • Enhances Overall Growth Potential through Focused Companies – New infrastructure company to focus on growing market opportunity in North American infrastructure spending – Trinity Industries to operate industry-leading integrated rail leasing, manufacturing, and services business, providing single source for comprehensive rail transportation solutions and services in North America • Enables Each Company to Optimize Balance Sheet and Capital Allocation Priorities – Standalone companies plan to pursue distinct business strategies and investment decisions best suited to enhance long-term growth and shareholder value creation • Enables Businesses to Advance Differentiated Investment Theses 14

CEO / CFO Management Teams post Spin-Off Management-Trinity Industries Management-Infrastructure Company . Current CEO/CFO to remain in place following the spin-off . Antonio Carrillo has accepted the future role of President and CEO of new Infrastructure Company . Timothy R. Wallace, Trinity’s Chairman, Chief Executive Officer and President, will remain in his current role with Trinity ⁻ Since 2012, Mr. Carrillo has served as CEO of Mexichem following completion of the spin-off S.A.B. de C.V. Prior to joining Mexichem, Mr. Carrillo spent 16 years at Trinity where he most recently served ⁻ Mr. Wallace joined Trinity in 1975 and has been as Senior Vice President and Group President of the Chairman, Chief Executive Officer, and President of Company’s Energy Equipment Group and was Trinity since 1999 responsible for Trinity’s Mexico operations. In 2014, he was elected to Trinity’s Board of Directors . James Perry, Trinity’s Senior Vice President and Chief Financial Officer, will remain in his current role with Trinity following . Scott Beasley has accepted the future role of CFO of the new completion of the planned spin-off Infrastructure Company ⁻ Mr. Perry joined Trinity in 2004 and was appointed ⁻ Mr. Beasley is currently the Group Chief Financial Officer Treasurer in April 2005. He was named a Vice President of Trinity’s Construction, Energy, Marine and of Trinity in 2006 and appointed Vice President, Finance Components businesses, and has served in this role since in 2007. Mr. Perry is in his eighth year as the Company’s 2017. Mr. Beasley joined the Company in 2014 and CFO previously served as Vice President of Corporate Strategic Planning for Trinity Industries 15

Anticipated Alignment of Businesses post Spin-off Trinity Industries, Inc. (post spin-off) Infrastructure Company Rail Leasing and Management Rail Manufacturing and Construction Products Transportation Products Services Maintenance Services ■ TrinityRail® leasing services ■ Tank and freight railcars ■ Construction materials ■ Inland hopper and tank barges ■ Asset management ■ Maintenance services (includes lightweight and (includes deck marine natural aggregates) hardware) 3 ■ Railcar Investment Vehicle ■ Railcar parts and heads 1 (RIV) sales ■ Trench shoring equipment ■ Steel components (includes axles and couplers, and other industrial steel components) 4 All Other Energy Equipment All Other ■ Highway products ■ Wind towers and utility ■ Corporate ■ Corporate structures ■ Segment Revenue/Operating ■ Segment Revenue/Operating ■ Containers for gas and liquid Profit Eliminations 5 products Profit Eliminations 2 ■ All Other ■ All Other Please see Footnotes on Slide 29. 16

Trinity Industries, Inc. (post Spin-off) • Trinity will be comprised primarily of our rail-related businesses • The spin-off maintains the benefits of TrinityRail®’s integrated business model and its expansive market platforms • As the premier provider of rail products and services, offers an unparalleled value proposition for customers as a premier provider of rail products and services • Creates a “one-stop-shop” experience and a comprehensive range of railcar services for industrial producers, railroads, lessors, and institutional investors • Gives the ability to pursue an optimized capital structure, efficiently allocate capital, and effectively leverage multiple rail platforms 17

Infrastructure Company Positioned for Success • New growth-oriented company that provides critical infrastructure products for a broad spectrum of markets throughout construction, energy, and transportation markets • Strong market positions with established reputations for quality and service • Well positioned to benefit from long-term infrastructure spending • Proven ability to operate efficiently in cyclical markets • Balance sheet flexibility to pursue growth organically and through acquisitions • Opportunities to leverage extensive platform in Mexico • Experienced leadership team with track record of growth 18

III. Spin-off Timeline and Progress Report Announcement • Continued analysis and planning December 2017 • Refinement of new corporate and organizational structures • Form 10 filing and SEC review process • Organization preparation • IRS private letter ruling on tax-free status of transaction • Final approval by Board of Directors Expected • Distribution of SpinCo shares Completion Q4 2018 19

Separation Progress Report (As of 4/26/18) • Internal Separation Planning Teams identified, project plans defined, and teams working well to execute anticipated spin-off in the fourth quarter of 2018 • CEO/CFO announcements of both companies announced in January – Continued progress of reorganized senior management teams • Private letter ruling request filed with the IRS in early February • Announced anticipated alignment of businesses for the two stand-alone public companies in April • Initial Form 10 filing expected in Q2-2018 and will include audited, carve-out financials for Infrastructure Company 20

IV. Appendix 21

Rail Group

Market Positioning

- Leading manufacturer of railcars, railcar axles, and coupling devices in North America
- Broadest product offering for railcar manufacturing in North America
- Networking of customers between railcar sales and railcar leasing
- Investment in maintenance services has expanded capabilities for our lease fleet and key customers
- Focus on new and advanced engineering designs
- Centralized sourcing provides cost savings
- Streamlined manufacturing efficiencies

Current Performance[4]

- LTM 03/18 deliveries and orders totaling 20,350 and 16,635 railcars, respectively; represents 42% and 37% of LTM 03/18 industry deliveries and orders, respectively
- Trinity's $2.1 billion order backlog of 21,365 railcars accounts for 39% of industry backlog as of 03/18 and includes a broad mix of railcar types across many industrial sectors
- Remain encouraged by improving industry fundamentals, continued demand in select growth markets, and improved forecast for industrial production. First quarter orders received of 4,705 railcars reflect a broad mix of railcar types serving both replacement needs and select growth markets
- Believe demand for railcars improving and level of order inquiries reflect positive momentum. However, we continue to expect 2018 performance will be primarily driven by orders taken in a weaker market environment

Business Conditions/Demand Outlook


Railcar Deliveries (1958 - 2020P)
Projections based on Third Party estimates(3)
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
1958 1960 1962 1964 1966 1968 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018P 2020P

Please see Footnotes on Slide 30.

Rail Group Revenues and OP Margin[1]


$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
($mm)
24.0%
20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
-4.0%
$895
$522
$1,275
$2,013
$2,868
$3,817
$4,462
$3,077
$2,084
$2,204
2009 (2)
2010
2011
2012
2013
2014
2015
2016
2017
LTM 03/18
Railcar Revenue
Parts & Components Revenue
OP Margin

TRINITY INDUSTRIES, INC.
22

Railcar Leasing & Management Services Group

Market Positioning

- Leading provider of comprehensive railcar leasing and management services
- Provider of operating leases offering 'one stop shopping' for *TrinityRail* shipping customers
- Scale of operations facilitates active participation in secondary market activities to create Railcar Investment Vehicles ("RIVs") and asset management services for institutional investors
- Total leased railcars under management was 119,025 as of March 31, 2018, a 13% increase year-over-year

Current Performance

- Solid financial performance during LTM 03/18 driven by lease fleet growth, higher asset management advisory fees, and disciplined cost management initiatives
- Renewal rates have improved from recent levels. However, generally speaking, lease rates remain below expiring levels
- Sold $476 million of leased railcars in LTM 03/18, primarily through the RIV platform, reflecting strong demand from institutional investors
- Expect to continue growing the lease fleet in FY 2018, with 45% of our total railcar deliveries going to the lease fleet. Anticipate supplementing organic fleet growth with selected purchases of leased railcars in the secondary market
- Total expected net leasing investment of $520 million in 2018

Business Conditions/Demand Outlook



More Than Tripled the Size of Trinity's Owned and Managed Lease Fleet since 2006
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
12/06
12/07 (1)
12/08
12/09
12/10 (2)
12/11
12/12
12/13
12/14
12/15
12/16
12/17
03/18
Managed Fleet
Wholly-Owned & Partially-Owned

Please see Footnotes on Slide 30.

Leasing Operating Revenues and Profit (Excludes Car Sales)(3)



$800
$700
$600
$500
$400
$300
$200
$100
$0
($mm)
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
$329
$461
$493
$529
$587
$632
$700
$701
$744
$739
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM 03/18
TILC Revenue
Operations Margin
PBT Margin

TRINITY INDUSTRIES, INC.
23

Construction Products Group

Market Positioning

- Leading U.S. manufacturer of highway guardrail, crash cushions, and other protective barriers
- Leading producer and distributor of lightweight and natural construction aggregates in certain regions in the United States
- Diversified exposure to commercial, residential, industrial, and highway markets
- Demand tied to the North American infrastructure build out and federal funding

Current Performance

- LTM 03/18 revenues declined primarily due to lower volumes in highway products, partially offset by increased acquisition-related volume in the trench shoring business
- Operating margin remains above recent historical levels and reflects the repositioning of the business portfolio to align with more consistent demand drivers
- During 2017, we completed $63 million in acquisitions, expanding our trench shoring manufacturing platform and acquiring the assets of two lightweight aggregates businesses
- Since 2013, exited the concrete and galvanizing businesses, entered and expanded the lightweight aggregates and trench shoring products businesses, and continued to invest in the Company's natural aggregates platform

Business Conditions/Demand Outlook

- Anticipate the infrastructure plan proposed by President Trump will be a positive tailwind for needed infrastructure investment throughout the U.S.
- Fixing America's Surface Transportation ACT (FAST), passed in December 2015, authorized a $305 billion five-year funding bill for highways and other related transit programs, providing much needed stability for public agencies charged with planning transportation projects
- Strong demand for aggregates in the southwestern U.S. market due to residential and non-residential investment

Construction Products Group Revenues and OP Margin[1]



$600
$500
$400
$300
$200
$100
$0
($mm)
$281
$354
$453
$484
$525
$552
$533
$523
$505
$507
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
2009
2010 (2)
2011
2012
2013
2014
2015
2016
2017
LTM 03/18
Highway Products
Aggregates
Other
OP Margin

Please see Footnotes on Slide 30.

TRINITY INDUSTRIES, INC.
24

Energy Equipment Group

Market Positioning

- Leading manufacturer of wind towers, steel utility structures, storage and distribution containers in North America
- Manufacturer of tank heads for pressure and non-pressure vessels, cryogenic equipment used to store and transport liquefied gases as well as oil and gas processing equipment

Current Performance

Wind Towers and Utility Structures:

- Backlog of $810 million for wind towers and utility structures as of 03/18 provides solid visibility and stable production into 2020
- Improved performance for the utility structures business during the LTM 03/18 and expectations for continued improvement in FY 2018; project sizes remain small, but bidding activity continues to be strong

Total Business Segment:

- Operating Profit declined in LTM 03/18 compared to LTM 03/17 reflecting mixed demand conditions for the end markets the Group serves

Business Conditions/Demand Outlook

- Five-year spending bill passed by the federal government in December 2015 included a tax incentive for wind power energy through 2019; the multi-year incentive provides developers the necessary stable planning environment to develop wind projects
- Current demand levels and production visibility for utility structures continue to improve; long-term demand fundamentals remain positive as future growth in investment spending, especially connecting renewable energy to the grid, is expected
- The storage container industry is highly competitive and experiencing pricing pressure from current market conditions; long-term demand fundamentals are positive given the significant investment by chemical companies along the Gulf Coast

Energy Equipment Group Revenues and OP Margin


$1,200
$1,000
$800
$600
$400
$200
$0
($mm)
16%
14%
12%
10%
8%
6%
4%
2%
0%
$510
$420
$473
$559
$ 665
$992
$1,114
$1,013
$975
$946
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM 03/18
Wind Tower and Utility Structures Revenues
Other Revenues
OP Margin

TRINITY INDUSTRIES, INC.
25

Inland Barge Group

Market Positioning

- Leading manufacturer of inland barges and fiberglass barge covers in the United States
- Multiple barge manufacturing facilities on inland waterways enable rapid delivery
- Operating flexibility is a key differentiator
- Barge transportation has a cost advantage in high-cost fuel environments

Current Performance

- Revenues and profit down significantly again in LTM 03/18 versus recent historic levels due to a substantial decline in barge deliveries and a weak pricing environment
- Backlog at March 31, 2018 was $124.5 million compared to $109.9 million at March 31,2017; received $57 million in orders during FY 2018 reflecting strategic buying decisions
- Investments made over the past decade have enhanced production flexibility positioning the barge business to respond effectively as market demand changes
- Continue to remain focused on reducing costs in 2018 as the business is expected to produce break-even profit

Business Conditions/Demand Outlook

- Weak market conditions persist. An oversupply of inland barges in North America continues to create headwinds, although utilization levels for our customers appear to be improving. Second quarter 2018 inquiries have been encouraging particularly on the liquids side

Replacement demand driver (as of 03/31/18):[(4)]

- 3,906 out of 18,819 hopper barges, or approximately 20.8%, are greater than 20 years old
- 840 out of 3,617 tank barges, or approximately 23.2%, are greater than 20 years old
- From 2000 to 2017, the industry had a build-to-scrap ratio of 0.9x; in 2017 the ratio was 0.5x

Inland Barge Group Revenues and OP Margin



$800
$700
$600
$500
$400
$300
$200
$100
$0
($mm)
24%
21%
18%
15%
12%
9%
6%
3%
0%
-3%
$527
$422
$549
$675
$577
$639
$653
$403
$158
$126
2009
2010 (1)
2011 (2)
2012 (3)
2013
2014
2015
2016
2017
LTM 03/18
Revenues
OP Margin

Please see Footnotes on Slide 30.

TRINITY INDUSTRIES, INC.
26

Reconciliation of EBITDA (1)(2) (in millions)

	2009	2010	2011	2012	2013	2014	2015	2016	2017	LTM 03/18
Income (loss) from continuing operations	($140.8)	$69.4	$146.8	$251.9	$386.1	$709.3	$826.0	$364.7	$713.6	$703.5
Add:										
Interest expense	123.1	182.1	185.3	194.7	187.3	193.4	194.7	181.9	184.0	185.3
Provision/(Benefit) for income taxes	(11.5)	37.3	92.2	134.0	204.4	354.8	426.0	202.1	(341.6)	(347.6)
Depreciation & amortization expense	147.1	180.9	187.7	193.7	211.5	244.6	266.4	283.0	295.4	297.9
Goodwill impairment	325.0	-	-	-	-	-	-	-	-	-
Earnings from continuing operations before interest expense, income taxes, and depreciation and amortization expense	$442.9	$469.7	$612.0	$774.3	$989.3	$1,502.1	$1,713.1	$1,031.7	$851.4	$839.1

"EBITDA" is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation.

(1) EBITDA for previous years has been adjusted as a result of the divestiture of the Company's Concrete business

(2) Includes results of operations related to TRIP starting January 1, 2010

TRINITY INDUSTRIES, INC.

27

Reconciliation of PBT Margin – Railcar Leasing and Management Services Group (in millions except for PBT Margin) 2009 2010 2011 2012 2013 2014 2015 2016 2017 LTM 03/18 From Leasing Operations: Revenue $ 329 $ 461 $ 493 $ 529 $ 587 $ 632 $ 700 $ 701 $ 744 $ 739 Operating Profit $ 129 $ 200 $ 225 $ 243 $ 267 $ 288 $ 331 $ 313 $ 341 $ 325 Less: Interest Expense (80) (139) (161) (174) (157) (153) (139) (125) (126) (127) Profit Before Tax (PBT) $ 48 $ 62 $ 64 $ 68 $ 110 $ 135 $ 192 $ 188 $ 215 $ 198 PBT Margin 15% 13% 13% 13% 19% 21% 27% 27% 29% 27% 28

Footnotes Slide 4 (1) Intersegment Revenues are eliminated and Leasing Revenues include revenues related to TRIP Holdings beginning in FY 2010; CPG Revenues for prior years have also been adjusted as a result of the divestiture of its Concrete business in March 2013 (2) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (3) FY 2017 and LTM 03/18 exclude $476 million non-cash tax benefit related to the effects of the Tax Cuts and Jobs Act. Approximately, $14 million and $22 million of spin-off related transaction costs were also excluded for 2017 and LTM 03/18, respectively Slide 6 (1) Operating Profit Excludes All Other, Corporate and is reduced by Leasing Interest Expense of $7 million in FY 2000 and $126.7 million in LTM 03/18 (2) Rail percentage represents Operating Profit less all Intersegment Company Eliminations; Leasing percentage represents Operating Profit less Leasing Interest Expense (3) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (4) FY 2017 and LTM 03/18 exclude $476 million non-cash tax benefit related to the effects of the Tax Cuts and Jobs Act. Approximately, $14 million and $22 million of spin-off related transaction costs were also excluded for 2017 and LTM 03/18, respectively Slide 9 (1) Excludes unamortized discount and/or unamortized debt issuance costs (2) Leasing railcar equipment has a net book value of $6.3 billion, excluding deferred profit and including partially-owned subsidiaries (3) On April 23, 2018, Trinity announced that it has given notice of its election to redeem all of the outstanding Convertible Subordinated Notes due 2036 on June 1, 2018 pursuant to the terms of the Indenture Slide 10 (1) LTM 03/18 vs LTM 03/17, all numbers on a Continuing Operations basis except for EPS, which reflects Total Company EPS (2) Operating Profit includes Leasing Interest Expense (3) EPS is for Total Company, including Discontinued Operations; LTM 03/18 per share amount consists of sum of individual quarters (4) Excludes $325 million pre-tax impact of impairment of Goodwill amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (5) Beginning in FY 2010, TRIP Holdings Revenues and Operating Profit were consolidated with the Leasing Group (6) FY 2017 and LTM 03/18 exclude $476 million non-cash tax benefit related to the effects of the Tax Cuts and Jobs Act. Approximately, $14 million and $22 million of spin-off related transaction costs were also excluded for 2017 and LTM 03/18, respectively (7) See Note in Appendix pg. 27 for Reconciliation of EBITDA; EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business Slide 16 (1) For financial reporting purposes, a portion of this business (heads product line) is currently included within the financial results of the Energy Equipment Group (2) Eliminations include manufactured railcars sold to the leasing company (3) Inland Barge is currently its own segment within Trinity Industries for financial reporting purposes (4) For financial reporting purposes, Components, including couplers and axles, is currently included with the financial results for the Rail Group but will transfer to the Transportation Products Group of the new Infrastructure Company following the spin-off (5) Eliminations and All Other pending finalization of company financial statements 29

Footnotes (Continued) Slide 22 (1) Before eliminations for Intersegment Sales to Leasing and Intercompany Profit (2) Excludes $325 million pretax charge for impairment of Goodwill; reported FY 2009 operating loss margin was 39.8% (3) Sources: Historical data as reported per the Railway Supply Institute. 2017-2020 projections are an average of estimates provided by Global Insight (04/18) and Economic Planning Associates, Inc. (04/18) and are provided as a point of reference (4) Source: Industry total as reported per the Railway Supply Institute’s American Railway Car Institute Committee (ARCI) Slide 23 (1) Includes TRIP Holdings starting in 2007 (2) Includes Partially-Owned Subsidiaries (3) Operations Margin calculated using only revenues and profit from Leasing Operations including Partially Owned Subsidiaries and excludes Car Sales; PBT Margin calculated using Operating Profit from Leasing Operations less Leasing Interest Expense; See Appendix pg. 28 Slide 24 (1) Revenues and OP Margin in prior years have been adjusted as a result of the divestiture of the Concrete business in March 2013 (2) Acquired Quixote Corporation in February 2010 which increased Highway Products revenue by 31% during 2010 Slide 26 (1) OP Margin excludes a $5.1 million net gain due to flood-related insurance settlements; reported OP margin 16.3% (2) OP Margin excludes a $15.5 million net gain due to flood-related insurance settlements; reported OP margin 19.4% (3) OP Margin excludes a $3.8 million net gain due to flood-related insurance settlements and the sale of leased barges; reported OP margin 18.5% (4) Informa Economics (03/2018) 30